First of Long Island Corporation

Commercial Real Estate Metrics

*Data as of December 31, 2023




First National Bank LI


First National
Bank LI
24 Hour ATM



Safe Harbor Statement

This presentation contains forward-looking statements that are based on The First of Long Island Corporation's ("FLIC") assumptions and beliefs. Such statements pertain to the outlook for FLIC's business, plans and objectives and market trends and other matters. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements and no assurance can be given that the results in any forward-looking statement will be achieved. For these statements, FLIC claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made, and we disclaim any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events.

Certain factors could cause FLIC's future results to differ materially from those expressed or implied in any forward-looking statements contained in this presentation. These factors include the factors discussed in Part I, Item 1A of FLIC's Annual Report on Form 10-K under the heading "Risk Factors", as such disclosure may be supplemented in FLIC's Quarterly Report on Forms 10-Q under "Item 1A. Risk Factors", and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements. Since it is not possible to foresee all such factors, these factors should not be considered as complete or exhaustive.

Commercial Real Estate Underwriting Strengths

The Bank makes commercial mortgage loans secured by owner-occupied and investment properties, including multifamily properties, to borrowers who have a proven track record owning and/or managing similar properties. Applicants and guarantors must have a satisfactory credit history and demonstrate the ability to repay through documentation such as financial statements, leases, and rent rolls. In processing requests for commercial mortgage loans, the Bank obtains independent appraisals in accordance with regulatory requirements and an appropriate environmental assessment. All properties are inspected by Bank personnel and/or approved third-party vendors before closing on the mortgage and annually thereafter for loans over $2.5 million. Properties may also be re-inspected if concerns arise during the Bank's annual review process described below. Commercial mortgage loans generally mature in 10 years with amortization schedules ranging between 20 and 30 years. We strive to reprice commercial mortgage loans every five years although pricing may be fixed for longer terms. The Bank will generally not lend more than 75% of appraised value for investment properties, including multifamily properties.

The Bank completes annual management reviews on at least 80% of the outstanding balance of commercial mortgage loans. Additionally, an independent third-party loan review consulting firm completes annual reviews on at least 60% of the outstanding balance of commercial mortgage loans. Results of the entire management and third-party annual review scope are reported to the Board Loan Committee. Management completes a quarterly commercial real estate market analysis using a combination of internal and third-party data to assess the risks in the portfolio. The market analysis includes, among other things, a vintage analysis, capital concentrations, geographic concentrations, property type concentrations, broker concentrations, risk rating data, average LTV trends, average DSCR trends, delinquency trends and loss trends. The market analysis also includes third-party vendor narratives on the markets where we lend that detail trends such as average rents, vacancy rates, income growth, job growth trends, absorption rates, cap rates and new units coming to market, among other information.

The Bank's credit risk management processes have produced historically strong asset quality metrics and today's underwriting standards are consistent with past practices, some of which are indicated below.

- Minimum DSCR Requirement of 1.25x, Current Portfolio is Over 2x
- Maximum LTV 80%, Current Portfolio is Closer to 50%
- Use Actual Cashflow, Not Projections
- Low Interest Only Exposure, 1.8% of Total Loans
- Inspections Required

Total Loans*



Multifamily
26%
$3.25B
Residential
Mortgage
37%
Non Owner-
Occupied
Commercial
25%
Construction
1%
Owner Occupied /
Commercial &
Industrial
11%

*Consumer loans less than 1%

Commercial Real Estate Loans

LTV
(Weighted Average)

52%

DSCR
(Weighted Average)

2.25x

36-Month Growth
(12/31/20-12/31/23)

35.1%



Construction 1%
Multifamily 45%
Owner-Occupied Commercial 12%
$1.9B
Non Owner-Occupied Commercial 42%

59% of Total Loan Portfolio
Average Loan Size – $2.4 million

Asset Quality Metrics:

- Classified/Criticized* – 0.63%
- Non-Performing* – 0.00%
- Past Due* – 0.05%
- Charge-Offs in 2023* – 0.00%

* As a percentage of the total loans

Multifamily Loans

LTV
(Weighted Average)
52%

DSCR
(Weighted Average)
1.91x

36-Month Growth
(12/31/20-12/31/23)
10.3%



Multifamily
82%
$857M
Multifamily
Mixed Use
18%

26% of Total Loan Portfolio
Average Loan Size – $2.4M

Asset Quality Metrics:

- Classified/Criticized* – 0.00%
- Non-Performing* – 0.00%
- Past Due* – 0.00%
- Charge-Offs in 2023* – 0.00%



Long Island
19%
Manhattan
15%
Other
4%
MKT
Queens
12%
Brooklyn
31%
Bronx
19%

Rate Reset

0–12-Months
$73.5M

13–24-Months
$88.4M

* As a percentage of the total loans

Multifamily – Majority Free Market

LTV
(Weighted Average)
51%

DSCR
(Weighted Average)
1.94x

Loan Size
(Average)
$2.4M



NYC Majority Free Market 25%
Outside NYC 22%
$857M
NYC Majority Rent Regulated 23%
NYC 100% Rent Regulated 30%

12% of Total Loan Portfolio

Asset Quality Metrics:

- Classified/Criticized* – 0.00%
- Non-Performing* – 0.00%
- Past Due* – 0.00%
- Charge-Offs in 2023* – 0.00%

Rate Reset

0–12-Months	13–24-Months
$29.3M	$35.5M

* As a percentage of the total loans

Multifamily – 100% Rent Regulated

LTV
(Weighted Average)
53%

DSCR
(Weighted Average)
1.97x

Loan Size
(Average)
$2.2M


NYC Majority Free Market 25%
Outside NYC 22%
$857M
NYC Majority Rent Regulated 23%
NYC 100% Rent Regulated 30%

8% of Total Loan Portfolio

Asset Quality Metrics:

- Classified/Criticized* – 0.00%
- Non-Performing* – 0.00%
- Past Due* – 0.00%
- Charge-Offs* in 2023 – 0.00%

Rate Reset

0–12-Months	13–24-Months
$24.4M	$20.2M

* As a percentage of the total loans

Multifamily – Majority Rent Regulated

LTV
(Weighted Average)

52%

DSCR
(Weighted Average)

1.77x

Loan Size
(Average)

$2.6M



NYC Majority Free Market 25%
Outside NYC 22%
$857M
NYC Majority Rent Regulated 23%
NYC 100% Rent Regulated 30%

6% of Total Loan Portfolio

Asset Quality Metrics:

- Classified/Criticized* – 0.00%
- Non-Performing* – 0.00%
- Past Due* – 0.00%
- Charge-Offs* in 2023 – 0.00%

Rate Reset

0–12-Months	13–24-Months
$19.7M	$32.6M

* As a percentage of the total loans

Office – Non-Owner Occupied

LTV
(Weighted Average)

57%

DSCR
(Weighted Average)

1.73x

36-Month Growth
(12/31/20-12/31/23)

41.2%



Queens 19%
Manhattan <1%
Brooklyn 6%
Bronx 8%
Other 13%
Long Island 54%
$219M

7% of Total Loan Portfolio
Average Loan Size – $4.3M

Asset Quality Metrics:

- Classified/Criticized – 0.43%*
- Non-Performing – 0.00%
- Past Due – 0.00%
- Charge-Offs in 2023 – 0.00%

Rate Reset	
0–12-Months	13–24-Months
$1.6M	$12.3M

* As a percentage of the total loans